U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Earliest Event Reported: February 6, 2004



                          Commercial Evaluations, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    333-75272                   88-04777246
 ------------------------------     -----------               -----------------
(State or other jurisdiction of     Commission               (I.R.S. Employer
 incorporation or organization)     File Number              Identification No.)



                     2610 South Jones Boulevard, Suite No. 3
                               Las Vegas, NV 89146
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (702) 866-6029
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant

On January 20, 2004, we formally accepted the resignation of Mark Sherman CPA Professional Corporation as our auditors and are pursuing the engagement of James E. Scheifley & Associates, P.C. of Dillon, Colorado to audit our consolidated financial statements for the year ended December 31, 2003. Our Board of Directors approved the resignation and proposed change in auditors.

The independent auditor's report of Mark Sherman CPA Professional Corporation on our financial statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and was not modified as to audit scope or accounting principles.

During our two most recent fiscal years and through the date of the resignation of Mark Sherman CPA Professional Corporation, we had no disagreement with the auditor on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Mark Sherman CPA Professional Corporation, would have caused it to make reference to the subject matter in connection with its independent auditor's report.

Item 7. Exhibits, Financial Statements and Reports on Form 8-K

(a)  Financial statements

     None

(b)  Reports on Form 8-K

     This report in its entirety

(c)  Exhibits

     16.1         Letter on change in certifying accountant

                                            SIGNATURES



                                            Commercial Evaluations, Inc.



                                            By:  /s/  Robert Barcelon
                                               -------------------------------
                                                      Robert Barcelon
                                                      Chief Executive Officer,
                                                      President


                                                      Date: February 6, 2004



                                                 /s/  Robert Barcelon
                                                 -----------------------------
                                                      Robet Barcelon
                                                      Acting Chief Financial
                                                      Officer


                                                      Date: February 6, 2004